LEGG MASON ETF INVESTMENT TRUST

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON PARTNERS EQUITY TRUST

WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MARCH 1, 2020

TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES

OF THE FUNDS LISTED IN SCHEDULE A

The following disclosure supplements the “Management” section of each Fund’s Summary Prospectus and Prospectus and the “More on fund management” section of each Fund’s Prospectus:

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction.

As part of this transaction, the fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the fund’s Board will be asked to approve a new investment management contract between the fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) will be presented to the shareholders of the fund for their approval.

SCHEDULE A

Fund	Date of Summary Prospectus and Prospectus
LEGG MASON ETF INVESTMENT TRUST

Legg Mason Emerging Markets Low Volatility High Dividend ETF	March 1, 2020
Legg Mason Global Infrastructure ETF	March 1, 2020
Legg Mason International Low Volatility High Dividend ETF	March 1, 2020
Legg Mason Low Volatility High Dividend ETF	March 1, 2020

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge International Growth Fund	March 1, 2020
ClearBridge Small Cap Fund	March 1, 2020
ClearBridge Value Trust	March 1, 2020
BrandywineGLOBAL – Alternative Credit Fund	March 1, 2020
BrandywineGLOBAL – Global Unconstrained Bond Fund	March 1, 2020

Fund	Date of Summary Prospectus and Prospectus
LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Appreciation Fund	March 1, 2020
ClearBridge International Value Fund	March 1, 2020
ClearBridge Large Cap Value Fund	March 1, 2020
ClearBridge Mid Cap Fund	March 1, 2020
ClearBridge Mid Cap Growth Fund	March 1, 2020
ClearBridge Select Fund	March 1, 2020
ClearBridge Small Cap Growth Fund	March 1, 2020
ClearBridge Sustainability Leaders Fund	March 1, 2020
ClearBridge Tactical Dividend Income Fund	March 1, 2020
QS Global Equity Fund	March 1, 2020

WESTERN ASSET FUNDS, INC.
Western Asset Macro Opportunities Fund	March 1, 2020

Please retain this supplement for future reference.

LMFX582583

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